UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

CROSS COUNTRY HEALTHCARE, INC.

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(3)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Date Filed:

CROSS COUNTRY HEALTHCARE, INC.
6551 Park of Commerce Boulevard
Boca Raton, Florida 33487

April 10, 2007

Dear Cross Country Healthcare Stockholder:

I invite you to attend our Annual Meeting of Stockholders. The meeting will be held on Thursday, May 10, 2007, at 9:00 a.m. Eastern Daylight Time at the offices of Proskauer Rose LLP at 1585 Broadway, New York, New York 10036-8299.

On the following pages you will find the Notice of Meeting, which lists the matters to be considered and acted upon at the meeting, and the Proxy Statement. After the formal business session, we will discuss the financial results for 2006 and report on current operations.

Your vote is very important regardless of the number of shares you own. Detailed voting instructions appear on page 1 of the Proxy Statement. The Board of Directors unanimously recommends that you vote “FOR” Proposals I, II and III described in the Proxy Statement.

Sincerely,

Joseph A. Boshart
President and Chief Executive Officer

CROSS COUNTRY HEALTHCARE, INC.
6551 Park of Commerce Boulevard
Boca Raton, Florida 33487

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 10, 2007

To the Holders of Common Stock:

The Annual Meeting of Stockholders of Cross Country Healthcare, Inc. (the “Company”) will be held at the offices of Proskauer Rose LLP at 1585 Broadway, New York, New York 10036-8299 on Thursday, May 10, 2007, at 9:00 a.m. Eastern Daylight Time for the following purposes:

1.

To elect seven directors to the Company’s Board of Directors to hold office until the next Annual Meeting or until their successors are duly elected and qualified;

2.

To approve and ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007;

3.

To adopt the Company’s 2007 Stock Incentive Plan; and

4.

To transact such other business, if any, as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 15, 2007 are entitled to receive notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,

Stephen W. Rubin
Secretary

April 10, 2007

CROSS COUNTRY HEALTHCARE, INC.
6551 Park of Commerce Boulevard
Boca Raton, Florida 33487

PROXY STATEMENT

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GENERAL INFORMATION

These proxy materials are furnished in connection with the solicitation by the Board of Directors of Cross Country Healthcare, Inc. (“Cross Country,” “the Company,” “our,” “we,” or “us”), a Delaware corporation, of proxies to be voted at our 2007 Annual Meeting of Stockholders (the “Annual Meeting”) or at any adjournment or postponement thereof.

You are invited to attend our Annual Meeting on Thursday, May 10, 2007, beginning at 9:00 a.m. Eastern Daylight Time at the offices of Proskauer Rose LLP at 1585 Broadway, New York, New York 10036-8299. This Proxy Statement, form of proxy and voting instructions are being mailed to our stockholders on or about April 9, 2007.

Stockholders Entitled to Vote. Persons holding shares of Cross Country’s common stock, par value $.0001 per share (the “Common Stock”), at the close of business on March 15, 2007, the record date for the Annual Meeting, are entitled to receive notice of and to vote their shares at the Annual Meeting. As of that date, there were 32,103,876 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Proxies. Your vote is important. Stockholders of record may vote their proxies by marking the appropriate boxes on the enclosed proxy card and by signing, dating and returning the card in the enclosed envelope. You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice of revocation to the Company (to the attention of the Inspectors of Election), timely delivering a valid, later-dated proxy or voting by ballot at the Annual Meeting.

Vote at the Annual Meeting. Your mail-in vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign and return your proxy card but do not give voting instructions, the shares represented by the proxy will be voted by the Proxy Committee as recommended by the Board of Directors.

The Proxy Committee consists of Joseph A. Boshart and Thomas C. Dircks. Proxy cards, unless otherwise indicated by the stockholder, confer upon the Proxy Committee discretionary authority to vote all shares of stock represented by the proxies on any matter which may be properly presented for action at the Annual Meeting even if not covered herein. If any of the nominees for director named in Proposal I—Election of Directors should be unavailable for election, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors in place of such nominee. The Board of Directors is not aware of any matter for action by the stockholders at the Annual Meeting other than the matters described in the Notice.

Quorum. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding entitled to vote at the Annual Meeting is required to constitute a quorum. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Required Vote. The affirmative vote of a plurality of the shares represented at the Annual Meeting, in person or by proxy and entitled to vote is required for the election of directors. Votes withheld, abstentions and broker non-votes will not have any effect on the outcome of voting with respect to the election of directors, unless no affirmative votes are received for a nominee. The affirmative vote of holders of a majority of shares represented at the Annual Meeting, in person or by proxy and entitled to vote is required to adopt the Company’s 2007 Stock Incentive Plan and for the ratification of the Audit Committee selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. Abstentions have the same effect as a vote against any proposal. Broker non-votes are deemed not entitled to vote and are not counted as votes for or against any proposal.

Proxy Solicitation. The Company will bear the cost of solicitation, including the preparation, assembly, printing and mailing of the proxy materials. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Stockholder Communications. The Board of Directors has adopted a process by which stockholders may communicate with our directors. Any stockholder wishing to do so, may call our toll-free phone number at 800-354-7197 or send an e-mail to governance@crosscountry.com. All such communications will be kept confidential and forwarded directly to the Board of Directors or any individual director or committee of the Board of Directors, as applicable.

Code of Ethics and Business Ethics Policy. Cross Country has adopted a code of ethics and a business ethics policy that applies to all of our employees, including executive officers and the Board of Directors. The code of ethics and business ethics policy are available at the Corporate Governance Section of our website at www.crosscountryhealthcare.com and have been filed as an exhibit to our Form 10-K for the year ended December 31, 2006.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 15, 2007, regarding the beneficial ownership of our Common Stock by each person who is known by us to be the beneficial owner of more than 5% of our Common Stock, our Chief Executive Officer, Chief Financial Officer and the three most highly compensated persons (other than the CEO and CFO) who were serving as executive officers at December 31, 2006 (the “NEOs”), each of our directors and director nominees, and all directors and executive officers as a group. The percentages in the last column are based on 32,103,876 shares of Common Stock outstanding on March 15, 2007, plus the number of shares of Common Stock deemed to be beneficially owned by such individual or group pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In each case, except as otherwise indicated in the footnotes to the table, the shares shown in the second column are owned directly by the individual or members of the group named in the first column and such individual or group members have sole voting and dispositive power with respect to the shares shown. For purposes of this table, beneficial ownership is determined in accordance with federal securities laws and regulations. Persons shown in the table disclaim beneficial ownership of all securities not held by such persons directly and inclusion in the table of shares not owned directly by such persons does not constitute an admission that such shares are beneficially owned by the director or officer for purposes of Section 16 of the Exchange Act or any other purpose.

Name	Number of Shares of Common Stock Beneficially Owned		Percentage of Outstanding Common Stock Owned
Artisan Partners Limited Partnership	3,640,556	(a)(b)	11.3%
FMR Corp.	3,501,950	(a)(c)	10.9%
Dimensional Fund Advisors LP	2,676,935	(a)(d)	8.3%
Charterhouse Equity Partners III, L.P.	2,461,432	(a)(e)	7.7%
Third Avenue Management LLC	1,772,031	(a)(f)	5.5%
Dawson Herman Capital Management Inc.	1,638,495	(a)(g)	5.1%
Joseph A. Boshart	770,913	(h)(i)(j)	2.4%
W. Larry Cash	27,500	(h)(j)	*
Thomas C. Dircks	—	(j)(k)	—
C. Taylor Cole Jr.	—	(j)(k)	—
Emil Hensel	479,429	(h)(j)(l)	1.5%
Joseph Trunfio	23,500	(h)(j)	*
Gale Fitzgerald	—	(j)	—
Anthony Sims	82,718	(h)(j)	*
Jonathan W. Ward	202,163	(h)(j)	*
Carol D. Westfall	48,341	(h)(j)	*
All directors and executive officers as a group	2,121,791	(m)	6.3%

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*  Less than 1%

(a)

Addresses are as follows: Artisan Partners Limited Partnership,  875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; FMR Corp., 82 Devonshire Street, Boston, MA 02109; Dimensional Fund Advisors LP and affiliates, 1299 Ocean Avenue, 11th  Floor, Santa Monica, California 90401; Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, New York 10017; Charterhouse Equity Partners III, L.P. 1105 N. Market Street, Suite 1300, Wilmington, DE 19899; Dawson Herman Capital Management, Inc. 354 Pequot Avenue, Southport, CT 06890.

(b)

The information regarding the beneficial ownership of shares by Artisan Partners Limited Partnership was obtained from its statement on Schedule 13G/A, filed with the Commission on January 26, 2007. Such statement discloses that Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler and Carlene Murphy Ziegler possess shared dispositive power over 3,640,556 shares and shared voting power over 3,125,956 shares.

(footnotes continued on following page)

(footnotes continued from previous page)

(c)

The information regarding the beneficial ownership of shares by FMR Corp. was obtained from its statement on Schedule 13G/A, filed with the Commission on February 14, 2007.

(d)

The information regarding the beneficial ownership of shares by advisory clients of Dimensional Fund Advisors, LP was obtained from its statement on Schedule 13G/A, filed with the Commission on February 9, 2007. In its role as investment advisor or manager, Dimensional Fund Advisors, Inc. possesses investment and/or voting power over the number of shares described in the Schedule 13G/A that are owned by funds and may be deemed to be the beneficial owner.

(e)

The general partner of Charterhouse Equity Partners III, L.P. (“CEP III”) is CHUSA Equity Investors III, L.P., whose general partner is Charterhouse Equity III, Inc., a wholly owned subsidiary of Charterhouse Group, Inc. (“Charterhouse”).

(f)

The information regarding the beneficial ownership of shares by Third Avenue Management LLC was obtained from its statement on Schedule 13G/A, filed with the Commission on February 14, 2007. Such statement discloses that Third Avenue Management LLC possesses sole dispositive and voting power over 1,772,031 shares.

(g)

The information regarding the beneficial ownership of shares of Dawson Herman Capital Management Inc. was obtained from its statement on Schedule 13G, filed with the Commission on February 14, 2007.

(h)

Includes shares of Common Stock which such individuals have the right to acquire through the exercise of stock options within 60 days of March 15, 2007 as follows: Joseph A. Boshart, 510,694; W. Larry Cash, 25,500; Emil Hensel, 334,555; Joseph Trunfio, 23,500; Anthony Sims, 82,418; Jonathan W. Ward, 189,644; and Carol D. Westfall, 35,669.

(i)

Mr. Boshart holds 153,036 shares directly, his wife holds 87,350 shares and each of his three children holds 6,611 shares.

(j)

Address is c/o Cross Country Healthcare, Inc., 6551 Park of Commerce Boulevard, Boca Raton, Florida 33487.

(k)

Thomas C. Dircks is an executive officer and director of Charterhouse. C. Taylor Cole Jr. is an executive officer of Charterhouse.

(l)

Mr. Hensel holds 49,055 shares directly, his wife holds 82,227 shares, and 13,592 shares are held by his daughter. In addition, Mr. Hensel’s two sons hold 26,746 shares in the aggregate, but they are adults and as a result, he disclaims beneficial ownership of these shares.

(m)

Includes 1,631,402 shares of Common Stock which the directors and executive officers have the right to acquire through the exercise of stock options within 60 days of March 15, 2007.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of our Board of Directors, our executive officers and persons who hold more than 10% of our outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which requires them to file reports with respect to their ownership of our Common Stock and their transactions in such Common Stock. Based solely upon a review of (i) the copies of Section 16(a) reports which we have received from such persons or entities for transactions in our Common Stock and their Common Stock holdings for year ended December 31, 2006, and (ii) the written representations received from one or more of such persons or entities that no annual Form 5 reports were required to be filed by them for such fiscal year, we believe that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by our directors, executive officers and beneficial owners of more than 10% of our Common Stock, except that a Form 4 was not timely filed for a June 1, 2006 grant of options to W. Larry Cash and Joseph Trunfio. A Form 4 for these transactions was filed with the Commission on June 19, 2006.

PROPOSAL I

ELECTION OF DIRECTORS

The Board of Directors currently consists of six members. All of the directors currently serving on the Board of Directors have been nominated by the Nominating Committee of the Board of Directors to stand for re-election at the Annual Meeting to one year terms. In addition, the Nominating Committee, following a search for qualified candidates performed by our Cejka Search business, has recommended that Gale Fitzgerald serve on the Board of Directors for a one year term. The Board of Directors unanimously approved this nomination. Each nominee elected will hold office until the Annual Meeting of Stockholders to be held in 2008 and until a successor has been duly elected and qualified, unless prior to such meeting a director shall resign, or his or her directorship shall become vacant due to his or her death or removal.

Each nominee has agreed to serve, if elected, and management has no reason to believe that they will be unavailable to serve. If any of the nominees should be unavailable for election, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors in place of such nominee. Shares represented by proxies that are returned properly signed will be voted FOR the nominees unless the stockholder indicates on the proxy that authority to vote the shares is withheld for one or more or for all of the nominees listed. A proxy cannot be voted for a greater number of persons than the seven nominees named below. Directors are elected by a plurality of the votes cast. Votes withheld, abstentions and broker non-votes will not have any effect on the outcome of voting with respect to the election of directors, unless no affirmative votes are received for a nominee.

The following seven individuals have been nominated for election at the Annual Meeting for a one year term ending upon the 2008 Annual Meeting of Stockholders:

Name	Age	Position
Joseph A. Boshart	50	President, Chief Executive Officer and Director
Emil Hensel	56	Chief Financial Officer and Director
W. Larry Cash	58	Director
C. Taylor Cole Jr.	38	Director
Thomas C. Dircks	49	Director
Gale Fitzgerald	56	Nominee for Director
Joseph Trunfio	60	Director

The Board recommends that holders vote “FOR” the election of the nominees.

The following information sets forth the principal occupation and employment during at least the past five years of each director nominee, positions and offices with us, and certain other information. No family relationship exists among any of the nominees or executive officers.

Joseph A. Boshart has served as President and Chief Executive Officer (CEO) since July 1999, and formerly served in such capacities at our predecessor since 1994. He has served as a director since July 1999. Mr. Boshart holds a B.S. degree in Economics from the University of Michigan.

Emil Hensel has served as Chief Financial Officer (CFO) since July 1999 and formerly served in such capacity at our predecessor since 1991. He has served as a director since July 1999. Mr. Hensel holds a B.S. degree in electrical engineering from Columbia University, a Masters degree in Engineering from Johns Hopkins University and an MBA from New York University.

W. Larry Cash has been a director and Audit Committee member since October 2001 and a Compensation Committee member since May 2006. He has been the Executive Vice President and Chief Financial Officer of Community Health Systems since September 1997 and a Director of Community Health Systems since May 2001. Prior to joining Community Health Systems, Mr. Cash served as Vice President and Group Chief Financial Officer of Columbia/HCA Healthcare Corporation from September 1996 to August 1997. Prior to Columbia/HCA, Mr. Cash spent 23 years at Humana, Inc., most recently as Senior Vice President of Finance and Operations from 1993 to 1996. He received his B.S. in Accounting from the University of Kentucky at Lexington in 1970.

C. Taylor Cole Jr. has been a director since March 2004 and an Audit Committee member since May 2006. Mr. Cole has been a Partner at Charterhouse, a private equity firm, since October 2002. Mr. Cole served as Senior Vice President of Charterhouse from June 2001 to October 2002 and served as Vice President from January 2000 to June 2001. He has been employed at Charterhouse since July 1998. He received a B.A. in History in 1991 and an M.B.A. in 1998 from the University of Virginia.

Thomas C. Dircks has been a director since July 1999, a member of the Compensation Committee since October 2001 and a member of the Nominating Committee since March 2004. Mr. Dircks has been Managing Partner of Charterhouse since June 2002. Mr. Dircks served as President of Charterhouse from June 2001 until June 2002 and served as Executive Vice President of Charterhouse from July 2000 until June 2001. He has been employed as an executive officer of Charterhouse since 1983. He was previously employed as a Certified Public Accountant at a predecessor of PricewaterhouseCoopers, LLP. He holds a B.S. in Accounting and an M.B.A. from Fordham University.

Gale Fitzgerald is currently a principal of TranSpend, Inc., a consulting company. Before co-founding TranSpend, Inc. in 2003, she served as the President of QP Group, Inc. Prior to joining QP Group, Inc. she served as the Chairman and Chief Executive Officer of Computer Task Group, Inc. from 1994 to 2000. She joined Computer Task Group, Inc. in 1991 as Senior Vice President and was promoted to President and Chief Operating Officer in July 1993. Prior to joining Computer Task Group, Inc., she was Vice President, Professional Services at International Business Machines Corporation, which evolved into IBM Global Services. Ms. Fitzgerald worked at IBM for 18 years in various technical, marketing and management positions. She is currently on the Boards of Health Net, Inc. and Diebold, Inc. She previously served on the Board of Kaleida Health, a health system comprising 5 hospitals and numerous community health centers from 1995 to 2002.

Joseph Trunfio has been a director and Audit Committee member since October 2001 and Nominating Committee member since May 2006. He has served as President and Chief Executive Officer of Atlantic Health System, a not-for-profit hospital group, since March 1999, where he is a member of the Board of Trustees. From July 1997 to February 1999, Mr. Trunfio served as President and Chief Executive Officer of Via Caritas Health System, a not-for-profit hospital group. Prior to his position with Via Caritas Health System, he served as President and Chief Executive Officer of SSM Healthcare Ministry Corp., a not-for-profit hospital group. Mr. Trunfio received his B.A. from St. John’s University (N.Y.) and holds a Ph.D. in Clinical Psychology from the University of Miami.

Pursuant to our Amended and Restated Stockholders Agreement dated August 23, 2001, CEP III had the right to designate two directors for nomination to our board of directors. This number (i) decreased to one director when CEP III reduced its ownership by more than 50% of its holdings prior to our initial public offering as a result of a Secondary Offering in November 2006 pursuant to which CEP III sold 4,000,000 shares of the Company’s Common Stock and (ii) will decrease to zero upon a reduction of ownership by more than 90% of its holdings prior to our initial public offering. At this time, CEP has the right to nominate one director to our board of directors, but both Messrs. Dircks and Cole serve on our Board of Directors and have been nominated by the Nominating Committee to stand for re-election.

Affirmative Determinations Regarding Director Independence and Other Matters

The Board of Directors has determined each of the following directors and nominees to be an “independent director” under the Nasdaq Stock Market (“Nasdaq”) Marketplace Rule 4200(a) (15):

W. Larry Cash

C. Taylor Cole Jr.

Thomas C. Dircks

Gale Fitzgerald

Joseph Trunfio

The Board of Directors has also determined that each member of the Audit, Compensation and Nominating Committees meets the applicable independence requirements set forth by Nasdaq, the Securities and Exchange Commission (the “Commission”) and the Internal Revenue Service. The Board of Directors has further determined that W. Larry Cash, a member and Chairman of the Audit Committee, is an “audit committee financial expert” as defined in the rules promulgated by the Commission.

Board Committees and Meetings

Meetings of the Board of Directors. During the year ended December 31, 2006, there were seven meetings of the Board of Directors. Each director who served in such capacity during the year ended December 31, 2006 attended not less than 75% of the aggregate number of meetings of the Board of Directors and of the committee or committees thereof on which he or she served. All of the directors nominated for election to the Board except Gale Fitzgerald were members of the Board for the entire 2006 year. It is the policy of the Board of Directors to have the independent directors meet in an executive session at each meeting of the Board. It is also our policy that all directors should attend the Annual Meeting of Stockholders. All of the directors attended the 2006 Annual Meeting.

Committees of the Board of Directors. The three standing committees of the Board are the Audit, Compensation and Nominating Committees. Members of each committee, who are elected by the full Board, are named below.

Audit Committee

The Audit Committee consists of Messrs. Cash, Cole and Trunfio. Messrs. Cash and Trunfio both joined the Audit Committee upon their appointment to the Board in October 2001 and Mr. Cole joined the Audit Committee in May 2006. Ms. Fitzgerald will join the Audit Committee following the Annual Meeting. Mr. Cash is the Chairman of the Audit Committee. Messrs. Cash, Cole and Trunfio and Ms. Fitzgerald are independent directors under the Commission’s rules and Nasdaq’s Marketplace rules for Audit Committees. The Audit Committee has adopted a written charter, which is available on our website at www.crosscountryhealthcare.com. The Audit Committee is the principal agent of the Board of Directors in overseeing (i) the quality and integrity of the Company’s financial statements, (ii) legal and regulatory compliance, (iii) the independence, qualifications, and performance of the Company’s independent registered public accounting firm, (iv) the performance of the Company’s internal auditors, and (v) the integrity of management and the quality and adequacy of disclosures to stockholders. The Committee also:

•

is solely responsible for hiring and terminating our independent registered public accounting firm and pre-approving all auditing, as well as any audit-related, tax advisory and any other non-auditing services, to be performed by the independent registered public accounting firm;

•

reviews and discusses with Cross Country’s independent registered public accounting firm their quality control procedures and our critical accounting policies and practices;

•

regularly reviews the scope and results of audits performed by our independent registered public accounting firm and internal auditors;

•

meets with management to review the adequacy of our internal control framework and its financial, accounting, and reporting and disclosure control processes;

•

reviews our periodic filings and quarterly earnings releases;

•

reviews and discusses with our chief executive and financial officers the procedures they followed to complete their certifications in connection with Cross Country’s periodic filings with the Commission; and

•

discusses management’s plans with respect to our major financial risk exposures.

During the year ended December 31, 2006, there were seven meetings of the Audit Committee. The Audit Committee also has met in executive session and has independent calls with our external auditors.

The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement, as required by Nasdaq rules. In addition to determining that Mr. Cash is an “audit committee financial expert” under the Commission’s rules, the Board has determined that Mr. Cash satisfies the Nasdaq rule requiring that at least one member of the Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication, including being, or having been, a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Compensation Committee

The Compensation Committee oversees the compensation of our executives, our executive management structure, the compensation related policies and programs involving the Company’s executive management and the level of benefits of officers and key employees. The members of the Compensation Committee are Thomas C. Dircks and W. Larry Cash who are both independent directors under Nasdaq Marketplace Rule 4200(a) (15). Mr. Dircks is the Chairman of the Compensation Committee. During the year ended December 31, 2006, there were five meetings of the Compensation Committee. The Compensation Committee has adopted a written charter, which is available on our website at www.crosscountryhealthcare.com.

The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of the Company’s Chief Executive Officer. Compensation Committee meetings are regularly attended by the Chief Executive Officer and the Chief Financial Officer of the Company, except for portions of the meetings with respect to voting or deliberation. The Compensation Committee’s Chairman reports the Committee’s recommendations on the executive compensation to the Board of Directors. The Compensation Committee has the authority under its charter to retain, approve fees for and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities.

In December 2006, the Compensation Committee retained the services of Mercer Human Resources Consulting to assist the Committee in evaluating our existing executive compensation programs and make recommendations for changes, if necessary, in order to ensure an overall effective compensation plan and mix to reach the Committee’s goals. For more information regarding the Mercer engagement, please see the section captioned “Compensation Discussion and Analysis – Compensation Consultant” in this proxy statement.

Nominating Committee

The Nominating Committee consists of Mr. Thomas C. Dircks and Mr. Joseph Trunfio. The Nominating Committee has a written charter, which is available on our website at www.crosscountryhealthcare.com. Both Mr. Dircks and Mr. Trunfio are independent directors under Nasdaq Marketplace Rule 4200(a) (15). Thomas C. Dircks is the Chairman of the Nominating Committee. The duties of the Nominating Committee are summarized as follows:

•

identifying individuals qualified to become Board members;

•

evaluating and recommending for the Board’s selection nominees to fill positions on the Board; and

•

overseeing the evaluation of the Board and management.

The Board’s current policy with regard to the consideration of director candidates recommended by stockholders is that the Nominating Committee will review and consider any director candidates who have been recommended by stockholders in compliance with the procedures established from time to time by the Board (the current procedures are described below), and conduct inquiries as it deems appropriate. The Nominating Committee will consider for nomination any such proposed director candidate who is deemed qualified by the Nominating Committee in light of the minimum qualifications and other criteria for Board membership approved by the Board from time to time.

In considering director nominees, the Nominating Committee will consider the following:

•

the needs of the Company with respect to particular areas of specialized knowledge;

•

the relevant business experience of the nominee including any experience in healthcare, business, finance, accounting, administration or public service;

•

the personal and professional integrity of the nominee;

•

the nominee’s ability to commit the resources necessary to be an effective director of a public company, including the nominee’s ability to attend meetings; and

•

the overall balance and diversity of the Board.

Other than the foregoing, there are no stated minimum criteria for nominees, although the Nominating Committee may also consider other facts as it may deem are in the best interests of the Company and its stockholders.

All stockholder recommendations for director candidates must be submitted to the Company’s legal department at 6551 Park of Commerce Blvd., Boca Raton, Florida, 33487, who will forward all recommendations to the Nominating Committee. All stockholder recommendations for director candidates must be submitted to the Company not less than 120 calendar days prior to the first anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting.

All stockholder recommendations for director candidates must include the following information:

•

The name and address of record of the stockholder;

•

A representation that the stockholder is a record holder of the Company’s securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•

The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

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A description of the qualifications and background of the proposed director candidate that addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;

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A description of all arrangements or understandings between any stockholder and the proposed director candidate;

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The consent of the proposed director candidate (i) to be named in the proxy statement relating to the Corporation’s annual meeting of stockholders, and (ii) to serve as a director if elected at such annual meeting; and

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Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Commission.

There have been no changes to the procedures by which stockholders may recommend nominees to our Board of Directors since our last disclosure of such procedures, which appeared in the definitive proxy statement for our 2006 Annual Meeting of Stockholders.

Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Nominating Committee is responsible for identifying and evaluating individuals qualified to become Board members, including nominees recommended by stockholders, and recommending to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. Director nominees are selected by the Nominating Committee in accordance with the policies and principles in its charter and the criteria set forth above. There are no differences in the manner in which the Nominating Committee evaluates director nominees recommended by stockholders. The Nominating Committee has the authority to retain a search firm to identify or evaluate or assist in identifying and evaluating potential nominees.

During the year 2006, there were three Nominating Committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

The Board of Directors has established a Compensation Committee. Mr. Cash and Mr. Dircks were the members of the Compensation Committee for all of 2006. During the year ended December 31, 2006:

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none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

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none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000, except that W. Larry Cash, is the Executive Vice President and Chief Financial Officer of Community Health Systems and during our fiscal year ended December 31, 2006, we provided healthcare staffing services to Community Health Systems resulting in revenues to us of $1,600,828;

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none of the Company’s executive officers served on the Compensation Committee (or another Board committee with similar functions or, if there was no such committee, the entire Board of Directors) of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee;

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none of the Company’s executive officers was a director of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee; and

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none of the Company’s executive officers served on the Compensation Committee (or another Board committee with similar functions or, if there was no such committee, the entire Board of Directors) of another entity where one of that entity’s executive officers served as a director on the Company’s Board.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers other than Messrs. Boshart and Hensel whose information is provided as part of Proposal I:

Name	Age	Position
Vickie Anenberg	42	Executive Vice President, Cross Country Staffing
Susan E. Ball, RN	43	General Counsel
Gregory Greene	47	President, Cross Country Education
Victor Kalafa	53	Vice President, Corporate Development and Strategy
Daniel J. Lewis	50	Principal Accounting Officer
Dr. Franklin A. Shaffer, RN, FAAN	64	Chief Nursing Officer
Anthony Sims	47	President, ClinForce
Jonathan W. Ward	41	President, Cross Country Staffing
Carol D. Westfall	57	President, Cejka Search

Vickie Anenberg has served as Executive Vice President, Cross Country Staffing since January 2006 and formerly as President of Cross Country Staffing since August 2002 and President of the Travel Staffing Division from February 2000 to August 2002. Prior to that, she served as Vice President of the Nursing Division for our predecessor, since 1995. Prior to joining Cross Country Staffing in 1990, she worked for Proctor & Gamble since 1986.

Susan E. Ball, RN has served as General Counsel since May 2004. Prior to that, Ms. Ball served as Corporate Counsel for the Company from March 2002 to May 2004. Before joining the Company, Ms. Ball practiced law at Gunster, Yoakley & Stewart, P.A., a South Florida law firm, from November 1998 to March 2002 and at Skadden, Arps, Slate, Meagher and Flom in New York from 1996 to November 1998. Prior to practicing law, Ms. Ball was a registered nurse. Ms. Ball received her Bachelor of Science in Nursing from The Ohio State University in 1986 and her Juris Doctor degree from New York Law School in 1994.

Gregory Greene became President of Cross Country Education in February 2005. Prior to that, Mr. Greene served at Cross Country Education as a Chief Operating Officer since January 2004 and Controller since August 2002. Before joining Cross Country Education, Mr. Greene was the Controller of ING Financial Services. Mr. Greene holds a B.S. degree in Business Administration and a Masters of Business Administration from Belmont University, Nashville, Tennessee.

Victor Kalafa has served as Vice President of Corporate Development and Strategy since November 2002 and Vice President of Corporate Development since April 2001 and an executive officer since February 2002. From March 1999 to April 2001, Mr. Kalafa was President of KSR Group, Inc., a management consulting company. Mr. Kalafa served as Chief Operating Officer for Scott Medical Group, Inc., a healthcare management company, from January 1998 to March 1999. He was Vice President of Business Development for W.R. Grace & Co. from 1991 to 1998. Mr. Kalafa holds a B.A. degree in History from Lafayette College and an M.B.A. from Columbia University.

Daniel J. Lewis has served as Principal Accounting Officer and an executive officer since August 2002. Prior to that Mr. Lewis was Corporate Controller of the Company. Mr. Lewis also served as Controller of our predecessor since 1989. Mr. Lewis is a C.P.A. and holds a B.B.A. in Accounting from the University of Texas at Austin.

Dr. Franklin A. Shaffer, RN, FAAN has served as Chief Nursing Officer since November 2004 and as President of the Education and Training Division from March 2001 to December 2004. He also served as Vice President in our Education Division since February 1996. Dr. Shaffer has also served as the chief nurse executive in several hospitals and medical centers as well as a nurse in the Army Nurse Corps. In addition, he has been an adjunct faculty in graduate nursing programs at Teachers College, Columbia University, Adelphi University and Hunter College. Dr. Shaffer holds a Doctorate of Education in Nursing Administration and a Masters of Education and a Masters of Arts from Teachers College, Columbia University. He is a fellow of the American Academy of Nursing and in 2006 he received the distinguished R. Louise McManus Medal for his leadership and contributions to the profession.

Anthony Sims has served as President of ClinForce since January 2001, as Executive Vice President of Operations for ClinForce from March 1998 to December 2000 and as Managing Director of ClinForce from August 1997 to March 1998. Before joining ClinForce, Mr. Sims served in various roles, including National Account Executive and Business Development Manager, with the healthcare staffing and support groups at On Assignment from 1991 to August 1996 and as Branch Manager at Kelly Scientific Resources from August 1996 to August 1997. Mr. Sims holds a B.S. in Chemistry from Piedmont College.

Jonathan W. Ward has served as President, Cross Country Staffing since January 2006, and formerly as Executive Vice President, Cross Country Staffing from August 2002 to December 2005, and Chief Marketing and Strategy Officer from 1999 to August 2002. Mr. Ward has been an executive officer since February 2002. He served as Vice President of Marketing at our predecessor since 1995 and Director of Marketing and Business Development since 1993. Mr. Ward holds a B.A. in Political Science from Drew University and an M.B.A. from Rutgers University, Graduate School of Management.

Carol D. Westfall has served as President of Cejka Search since October 2000. Ms. Westfall served as Senior Vice President of Cejka & Company’s Physician Search and Outsourced Executive Search Divisions from August 1999 to October 2000 and Vice President of the Outsourced Executive and Physician Search Division from 1994 to July 1999. Ms. Westfall holds a B.S. degree in Education from Michigan State University and has completed graduate work in Secondary Administration with Purdue University.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Program Design and Oversight

The Company’s Compensation Committee directs the design and provides oversight of the Company’s executive compensation programs. The various programs and plans covering executive officers are administered by the Company. A detailed discussion of the Committee’s structure, roles and responsibilities and related matters can be found under the heading “Compensation Committee” above and in the Compensation Committee’s Charter on our website at www.crosscountryhealthcare.com.

The Company believes that the compensation of its executives should reflect their success as managers in attaining key operating objectives, such as growth of operating earnings, earnings per share (EPS), growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for its stock. The performance of the executives in managing our company, considered in light of general economic and specific company, industry and competitive conditions, is the basis for determining their overall compensation. It is the Committee’s intention to set total executive compensation sufficiently high to attract and retain a strong, motivated leadership team. The annual incentive bonus is included in the compensation plan to align the financial incentives with the interests of our shareholders.

This disclosure includes a description of the role of the committee’s independent consultant, Mercer Human Resource Consulting, in advising the Committee on various matters related to the Company’s executive compensation program.

Philosophy and Executive Compensation Principles

With operations throughout the United States, the Company must attract and retain executive talent that has the competencies and skills to operate successfully nationally. The compensation program is designed to reward those who demonstrate the ability to lead the business as evidenced by financial results and operational excellence. The Compensation Committee believes that these attributes lead to long-term shareholder value creation. The Compensation Committee’s executive compensation principles are to:

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Provide competitive compensation programs to attract, recruit and retain executive talent with high ethical standards and the capability to lead;

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Use variable pay to reward executives for results that drive the Company’s business strategy;

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Use equity-based incentive plans to tie a portion of compensation to the Company’s long-term results and align the executives’ financial interests with those of the shareholders;

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Ensure that compensation in the aggregate is commensurate with the Company’s results;

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Provide a tool for focusing and directing the energies of key executives toward achieving individual and corporate objectives;

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Ensure that the total executive compensation program is affordable, including its impact on earnings; and

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Be transparent so that both executives and shareholders understand the executive compensation program and the objectives it seeks to achieve.

These principles are implemented using various elements that give the Committee the flexibility to adapt the compensation program from time to time to respond to changing needs of the business. For 2006, the committee used the following elements, the specific rationale and design of which are outlined in more detail below.

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Base salary

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Annual incentive award paid in cash

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Stock options

The executives also participate in the Company’s employee benefit plans. To the extent a NEO is covered by such benefits, they are disclosed in the compensation tables that follow this discussion.

Compensation Policies

Market positioning. The Compensation Committee’s policy is to manage over time total remuneration (and each element) to the median of the competitive market with opportunity that may reach the 75th percentile or more for outstanding results. This opportunity is reflected in the range of payout opportunity in the annual incentive plan (discussed below). These programs are designed so that total remuneration will fall below the median when results are below target. An individual NEO’s total remuneration (or an element) in any given year may be set above or below median depending on experience, tenure, performance, internal equity or other factors that the Compensation Committee takes into account in setting compensation levels. The Compensation Committee’s process is discussed below in detail.

External market practices. In determining competitive compensation levels for the NEOs, the Compensation Committee takes into account external market practices by reviewing survey data and data from publicly-traded companies. The Compensation Committee assesses the data by looking for positions with comparable complexity and scope of responsibility to the positions at the Company.

Peer groups. The Company is similar in size to its industry competitors based solely on revenues. Accordingly, the Compensation Committee believes that the NEO jobs at industry competitors are generally comparable in scope and complexity to the NEO jobs at the Company. Therefore, the Compensation Committee looks at the practices of its industry competitors and finds their compensation levels to be indicators of the competitive market for the Company’s executives. These industry competitors with publicly-available data are:  AMN Healthcare Services, Inc., Medical Staffing Network Holdings, Inc. and On Assignment, Inc.

Other factors influencing compensation. When making compensation decisions, the Compensation Committee takes many other factors into account, including the individual’s performance (particularly over the past year), expected future contributions to the Company’s success, the financial and operational results of individual business units, the financial and operational results of the Company as a whole, the individual’s historical compensation, any retention concern and the CEO’s recommendations in the cases of NEOs other than the CEO. In looking at historical compensation, the Compensation Committee looks at the progression of salary increases over time and also looks at the unvested and vested value inherent in equity awards. For this purpose, the Compensation Committee disregards whether the executive has exercised options or sold shares so that these personal investment decisions do not skew the Committee’s understanding of the aggregate reward opportunity that has been provided. The Compensation Committee uses the same general factors in evaluating the CEO’s performance and compensation as it uses for the other NEOs.

Process. The CEO provides the Compensation Committee with his assessment of the performance of the CFO and his perspective on the factors described above in developing his recommendation for CFO’s compensation, including salary adjustments and equity grant guidelines. The Compensation Committee generally reviews the salaries of the NEOs every year unless the scope of responsibility changes or performance dictates an interim adjustment. The Compensation Committee discusses each NEO in detail and the CEO’s recommendation, including how the recommendation compares against the external market data and how the compensation levels of the executives compare to each other and to the CEO’s.

As discussed under “Employment Agreements,” the Company is a party to an employment agreement with the CEO, Mr. Boshart. The salary and bonus given to Mr. Boshart are based on the Compensation Committee’s review of the compensation paid to chief executive officers of comparable companies, assessment of the Company’s revenue and earnings growth, the success of the Company’s acquisition program as well as the Compensation Committee’s continued evaluation of Mr. Boshart’s leadership of the Company.

Pay Mix. Because the NEOs are in a position to directly influence the overall performance of the Company (or their business units), the NEOs have a significant portion of their compensation at risk through their annual incentive award program. The Company has a strong culture of paying for results, evidenced by the significant percentage of the executive compensation package that is tied to annual performance. The CEO and CFO are awarded annual incentive cash bonuses of up to 70% of base salary that is based on EBITDA and EPS performance and up to 30% of base salary based on subjective performance. For 2007, once the President of Cross Country Staffing meets minimum threshold targets, he will be entitled to receive a range of 10%-105% of his base salary if certain contribution income and relative gross profit growth are achieved. The Presidents of Cejka Search and ClinForce are awarded an annual incentive cash bonus solely based on the contribution income of their respective business units.

Forms of Long-Term Incentive Compensation. At the end of December 2006, the Company long-term incentive consisted only of stock options. The Compensation Committee believes that the options reward performance through share price appreciation. The Compensation Committee may and has used restricted stock on a selective basis.

Compensation Consultant

Because of the evolution of regulatory, tax and accounting treatment of equity incentive programs and because it is important to us to retain our executive officers and key employees, we understand that it is important to use various forms of equity awards. In order to ensure an overall effective compensation plan and mix to reach its goals, the Compensation Committee has retained an outside compensation consultant to evaluate its programs. In October 2006, management solicited proposals from three separate compensation consultants and in December the Committee retained the services of Mercer Human Resources Consulting (Mercer), who had not before conducted any business directly with the Company. In addition to talking to members of the Committee, they also contacted certain of our executive officers and other employees in our human resources department to obtain historical data and insight into previous compensation practices. In preparing its analysis, Mercer utilized 16 peer companies; their recommended peer group consisting of firms comparable in size and industry to us; and a peer group, that our company has typically used, consisting of geographically similar staffing companies to ours. Their recommendations with respect to base salary, bonus and equity incentive compensation, however, were based on their recommended peer group because the companies included in that group were more similar in size to ours and were more consistent in industry focus than the peer group we have historically used. Our Compensation Committee took their recommendations into consideration when recommending changes to the equity components of executive compensation for fiscal 2007.

Components of the Executive Compensation Program

The Compensation Committee uses various compensation elements to provide an overall competitive total compensation and benefits package that is tied to creating shareholder value, is commensurate with the Company’s results and aligns with the business strategy. The Compensation Committee reviews a tally sheet of all compensation and benefits provided to the NEOs in connection with its compensation decisions. The specific rationale, design, reward process and relating information are outlined below.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for NEOs are determined based on each executive’s position, performance and level of responsibility by using competitive market data. Salary levels are typically considered annually as part of the Company’s performance review process, as well as upon a promotion or other change in job responsibility. Generally, base salary is benchmarked to the 50th percentile or less of the relevant competitive market for that position or peer group, but each NEO may have a base salary above or below the median of the market depending on the NEO’s responsibilities. The Compensation Committee’s philosophy is that base salaries should meet the objective of attracting and retaining the executive talent needed to run a national company, as well as compensating the executive for day to day efforts. Base salary adjustments can affect the value of other compensation and benefit elements. A higher base salary will result in a higher annual incentive, assuming the same level of achievement against goals. The value of long-term incentive granted from time to time is not determined as a multiple of base salary, and therefore, an increase in base salary does not automatically result in an increase in long-term incentive award levels.

Annual Incentive Program

The annual incentive program is a core component of the Company’s pay for results philosophy. The program is heavily weighted to financial results of the Company or relevant business units and the goals are closely linked to business strategy. The program components include the award opportunity (expressed as a percentage of base salary), the performance measures (such as EPS or EBITDA). To ensure the integrity of the goals and minimize the risk of unanticipated outcomes, each goal has a performance range built around it with a commensurate increase or decrease in the associated award opportunity.

Award opportunities. Each NEO has a target annual incentive award opportunity payable in cash which is expressed as a percentage of salary. If results fall below pre-established threshold levels, the Compensation Committee believes the performance does not warrant an incentive and no annual incentive is paid. If results exceed pre-established outstanding goals, the cash award payout is capped at the maximum award opportunity. The Compensation Committee believes that having a maximum cap serves to reduce the likelihood of windfalls and makes the maximum cost of the plan predictable. The Compensation Committee establishes the award opportunity for each executive based on market practice, the desired emphasis on pay at risk (more pay at risk for more senior executives) and internal equity (comparably positioned executives should have comparable award opportunities).

Annual Incentives for CEO and CFO. The annual incentive plan for Joseph A. Boshart, our CEO, and Emil Hensel, our CFO, has two components:

The objective portion of the Annual Incentive Plan has a target cash bonus of 70% of base salary tied to the achievement of meeting certain EBITDA and EPS targets. 60% of this 70% opportunity is weighted towards achieving certain EBITDA targets and 40% is weighted toward achieving certain EPS targets. The same weight will be applied in 2007. A range of results is established for each of these goals, from a threshold to a maximum cash award. For example, in 2006, Mr. Boshart was entitled to receive a range of 12%-75% of his base salary for achieving the EBITDA targets and 8% to 50% of his base salary for achieving EPS targets. In 2006, Mr. Hensel was entitled to receive a range of 12%-69% of his base salary for achieving the EBITDA targets and 8%-46% for achieving EPS targets. These annual incentive bonuses are typically paid in February following the year in which they were earned.

The Compensation Committee establishes these EBITDA and EPS targets and the weighting of each goal during the Company’s first Compensation Committee meeting each year. The process for setting the goals begins with the management team establishing preliminary goals based on prior year’s results, strategic initiatives, industry performance and projected economic conditions in the United States. The Compensation Committee assesses the difficulty of the goals and their implications for share price appreciation, revenue growth and other related factors. The iterative process results in final goals presented by management to the Compensation Committee at its February meeting.

The subjective portion of the Annual Incentive Plan for the CEO and CFO has a target cash bonus of up to 30% of base salary. The use of subjective criteria requires the Compensation Committee to weigh a multitude of subjective factors relative to the specific responsibilities of the NEO. This process allows the Compensation Committee to evaluate the performance of these NEOs and be able to recognize their contributions in light of the changing needs of the Company as the nation’s economy and the healthcare staffing industry evolve.

Over the past three years, there has been one payout under the objective portion of the Annual Incentive Plan. Including the subjective portion, the payout percentage over the past three years has been approximately 31% of the base salary. Generally, the Compensation Committee seeks to set the minimum, target and maximum levels such that the relative difficulty of achieving the target level is consistent from year to year.

The Company is in a cyclical business which is influenced by economic and labor market cycles that are outside the Company’s control. It is important that the executive team manage short-term performance closely to be able to adjust strategy and execution in quick response to external cycle changes. EPS keeps the management team focused on producing results that align with investor expectations. EBITDA is a financial measure of operating performance which is a key driver of the long term shareholder returns and is not impacted by short term fluctuation in financial markets that are outside the control of the Company’s executives. The Company’s business strategy is to manage itself to produce returns in excess of its cost of capital. This measure is in the incentive plan to align executive pay with the business strategy of the Company. For the financial metric, the determination is formulaic unless the Committee exercises its discretion to reduce the award earned for the performance delivered. The annual incentive is calculated based on actual results compared to the performance goals for each measure. The total annual incentive is equal to the sum of the amounts determined separately for each measure, plus an amount for the subjective portion of the evaluation.

The CEO recommends to the Compensation Committee the operational objectives each year for both himself and the CFO, which are tied to business initiatives. The Compensation Committee may accept, adjust or reject such recommendations and also makes the sole determination of the CEO’s compensation. The Company believes that to disclose these operational objectives, even after the end of the year, would expose the Company to competitive harm. For 2007, it is possible that the threshold operational objectives will be achieved by the CEO and the CFO.

Each of the CEO and the CFO for the fiscal year ended December 31, 2006, received the following payments in February 2007 under the annual incentive plan:

Name	Bonus Award
Joseph A. Boshart	$100,000
Emil Hensel	$ 75,000

Annual Incentives for the Presidents of Cross Country Staffing, Cejka Search and ClinForce. The annual incentive goals for the Presidents of Cross Country Staffing, Cejka Search and ClinForce are based solely on the financial results of their respective business units, which operational objectives and targets are recommended to the Committee by the CEO each year for approval at the February meeting.

With respect to Mr. Sims, the President of ClinForce, and Ms. Westfall, the President of Cejka Search, the metric used to measure performance for these annual incentives is the contribution income of those individual businesses. This criteria will be applied in 2007. The annual incentive is calculated based on actual results compared to the performance goals for each measure. A range of results is established for each of these goals, from a threshold to a maximum cash award. For example, in 2006, Ms. Westfall was entitled to receive a range of 23%-92% of her base salary if certain contribution income targets were achieved. Mr. Sims was entitled to receive a range of 40% to 120% of his base salary in 2006 if certain contribution income targets were achieved. Mr. Sims’ annual incentive for the third and fourth quarters of 2006 were based on the performance of the clinical trial staffing business, including Metropolitan Research which was acquired in August 2006.

With respect to Mr. Ward, the President of Cross Country Staffing, in 2006, his annual incentive plan was similar to Messrs. Boshart and Hensel with a target cash bonus of up to 70% of his base salary tied to the achievement of certain EBITDA and EPS targets of the Company and 30% of his base salary tied to a subjective component. For 2007, Mr. Ward will be entitled to receive a range of 10%-105% of his base salary if certain contribution income and relative gross profit growth targets are achieved by his business unit.

The annual incentive bonuses for Mr. Sims and Ms. Westfall are paid on a quarterly basis during the year in which they are earned. Mr. Ward’s annual incentive bonus is paid in February in the year following the year in which it is earned. The Company believes that to disclose the business unit financial and operational objectives for the NEOs, even after the end of the year, would expose those businesses to competitive harm. For 2007, it is probable that the threshold operational objectives will be achieved if the business units continue to perform as they have in 2006. Historically, Mr. Sims and Ms. Westfall have achieved their operational objectives at or above the target level.

Each of the Presidents for Cejka Search, ClinForce and Cross Country Staffing for the fiscal year ended December 31, 2006, received the following payments under their 2006 Annual Incentive Plans:

Name	Bonus Award
Carol Westfall	$182,000
Anthony Sims	$118,200
Jonathan W. Ward	$ 61,000

Long-term Incentives

The Compensation Committee uses equity based awards from time to time to focus executives on long-term performance and to align executives’ financial interests with those of shareholders. It also allows the Company to maintain competitive levels of compensation. During the past five years, the Compensation Committee has granted senior executives stock options and/or restricted stock awards which vest over time. Our current stock plans are our Amended and Restated 1999 Stock Option Plan and our Amended and Restated Equity Participation Plan as further described below.

We had reserved for issuance 2,145,515 shares of Common Stock under our Amended and Restated 1999 Stock Option Plan, subject to adjustment for stock splits or similar corporate events. As of March 15, 2007, there were options outstanding to purchase an aggregate of 887,850 shares of Common Stock under such plan. Additionally, as of March 15, 2007, 424,888 shares of Common Stock remained reserved for future grants under such plan. If the Company’s stockholders approve the Company’s 2007 Stock Incentive Plan (see Proposal III- “Approval of the Cross Country Healthcare, Inc. 2007 Stock Incentive Plan”), no additional options will be granted under our Amended and Restated 1999 Stock Option Plan. Our Amended and Restated 1999 Stock Option Plan provides for the granting of options to purchase shares of our Common Stock to any of our employees or consultants and our non-employee directors. Each stock option granted under our Amended and Restated 1999 Stock Option Plan is either intended to qualify as an incentive stock option or is a non-qualified stock option. The plan is administered by the Compensation Committee of our Board of Directors. The exercise price of options granted under our Amended and Restated 1999 Stock Option Plan is determined by the Committee. In the case of incentive stock options granted to ten percent stockholders, the exercise price cannot be less than 110 percent of the fair market value of the Common Stock. In the event of a change of control of our Company, stock options granted and not previously exercisable will become exercisable unless the Committee determines in good faith that an alternative option will be substituted.

We had reserved for issuance 2,252,486 shares of Common Stock under our Amended and Restated Equity Participation Plan, subject to adjustment for stock splits or similar corporate events. As of March 15, 2007, there were options outstanding to purchase an aggregate of 1,406,243 shares of Common Stock under such plan. Additionally, as of March 15, 2007, 254,315 shares of Common Stock remained reserved for future grants under such plan. If the Company’s stockholders approve the Company’s 2007 Stock Incentive Plan (see Proposal III- “Approval of the Cross Country Healthcare, Inc. 2007 Stock Incentive Plan”), no additional options will be granted under our Amended and Restated Equity Participation Plan. Our Amended and Restated Equity Participation Plan provides for the granting of options to purchase shares of our Common Stock to key management employees of our Company and our affiliates. Each stock option granted under our Amended and Restated Equity Participation Plan is either intended to qualify as an incentive stock option or is a non-qualified stock option. The exercise price of options granted under our Amended and Restated Equity Participation Plan is divided into five tranches ranging from 100 percent to 300 percent of the fair market value of the Common Stock on the date of grant. However, for incentive stock options granted to ten percent stockholders, the exercise price in the first tranche cannot be less than 110 percent of the fair market value of the Common Stock on the date of grant. The Plan is currently administered by the Compensation Committee of our Board of Directors. In the event of a change in control of our Company, stock options granted and not previously exercisable will become exercisable unless the Committee determines in good faith that an alternative option will be substituted.

In order to develop an overall effective compensation plan, the Compensation Committee retained Mercer in December 2006 to evaluate the Company’s current compensation practices and provide recommendations regarding the achievement of certain objectives, such as retention and rewarding consistent long-term performance. As a result of Mercer’s recommendations, the Committee has recommended to the Board and the Board is recommending to the shareholders the approval of the Company’s 2007 Stock Incentive Plan. (see Proposal III- “Approval of the Cross Country Healthcare, Inc. 2007 Stock Incentive Plan”). There are 1,500,000 shares of Common Stock reserved for issuance under this new plan.

Equity-based awards for senior executives have historically not been given annually but have been given from time to time to supplement the senior executives’ compensation for retention purposes. Equity-based awards for senior executives are generally made based on the executive’s position, experience and performance, prior equity-based compensation awards and competitive equity-based compensation levels. For the senior executives, 100% of their long-term incentive value has been delivered in stock options. In addition, the CEO, CFO, the President of Cross Country Staffing and the Executive Vice President of Cross Country Staffing all received restricted stock grant awards in 2003 (which vested over time) partially in lieu of annual cash incentive awards. This is the only award of restricted stock to date granted to senior executives of the Company.

The Company manages its share reserves carefully. At the end of 2006, the Company had 2,391,434 outstanding options and the Company had an aggregate of 682,193 shares reserved for future grants under our Amended and Restated 1999 Stock Option Plan and Amended and Restated Equity Participation Plan, however, if the Company’s stockholders approve the Company’s 2007 Stock Incentive Plan (see Proposal III- “Approval of the Cross Country Healthcare, Inc. 2007 Stock Incentive Plan”), no additional options will be granted under such plans. During 2006, the Company did not grant stock options to its senior executive officers, but granted 27,650 options or less than 0.1% of common shares outstanding as of December 31, 2006, to other employees. The earnings cost for this equity program in 2006, accounted for under Financial Accounting Standard Board No. 123(Revised 2004), Share-Based Payment, was less than $0.01 per share.

Stock options are issued with an exercise price at 100% of the grant date fair market value to assure that executives will receive a benefit only when the stock prices increases. Options granted in 2006 vest 25% a year over four years, and, if not exercised expire in ten years (or earlier in the case of termination of employment). The Compensation Committee determines the terms and conditions of stock options grants taking into account market practices and the objectives of the compensation program. Retaining key talent is a key factor for the Compensation Committee in considering the level of stock option awards and the vesting schedule.

Equity awards are typically approved by the Compensation Committee at its regularly scheduled meetings in February, May and August of each fiscal year. At the regularly scheduled meeting in May of each fiscal year (immediately following the annual shareholders meeting), the Compensation Committee grants a pre-established number of stock options to the re-elected non-employee independent Board members (other than nominees of CEP III) effective the first day of the first month following the May meeting. The CEO recommends the individual grants for all other eligible employees and presents the Compensation Committee with a schedule of proposed grants. The grant date of such awards is the date the Compensation Committee approves such grants. The Compensation Committee may make grants at other times during the year as it deems appropriate. All equity awards must be approved by the Compensation Committee. The Company’s current practice is to set the exercise price at the closing price on the date of grant.

Deferred Compensation Plan

The Board of Directors adopted the Deferred Compensation Plan, an unfunded non-qualified deferred compensation  arrangement, effective as of January 1, 2004. Designated executives of the Company may elect to defer the receipt of a portion of their annual base salary, bonuses and the delivery of stock option gains to the Company’s Deferred Compensation Plan. The Company may also make a discretionary contribution to the Deferred Compensation Plan on behalf of certain participants. Participants are immediately fully vested in any deferrals of annual base salary, bonuses, commissions and stock option gains and generally become vested in Company contributions after three years from the date such contribution is made to the plan. A participant’s account balance will also become fully vested upon the occurrence of a change in control or upon a participant’s retirement, death during employment or disability. Generally, payments under the Deferred Compensation Plan automatically commence upon a participant’s retirement, termination of employment or death during employment; however, under certain limited circumstances described in the Plan, participants may receive distributions during employment. Benefits under the Deferred Compensation Plan are payable solely by the Company. To enable the Company to meet its financial commitment under the Deferred Compensation Plan, assets may be set aside in a corporate-owned vehicle. These assets are available to all general creditors of the Company in the event of the Company’s insolvency. Participants of the Deferred Compensation Plan are unsecured general creditors of the Company with respect to the Deferred Compensation Plan benefits.

401(k) Plan

We maintain a 401(k) Plan. The plan permits eligible employees to make voluntary, pre-tax contributions to the plan up to a specified percentage of compensation, subject to applicable tax limitations. We may make a discretionary matching contribution to the plan equal to a pre-determined percentage of an employee’s voluntary, pre-tax contributions and may make an additional discretionary profit sharing contribution to the plan, subject to applicable tax limitations. Eligible employees who elect to participate in the plan are generally vested in any matching contribution after three years of service with the Company. The plan is intended to be tax-qualified under Section 401(a) of the Internal Revenue Code so that contributions to the plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the plan, and so that our contributions, if any, will be deductible by us when made.

Other Benefits

Executives participate in the health and dental coverage, company-paid term life insurance, disability insurance, paid time off and paid holidays programs applicable to other employees in their locality. These rewards are designed to be competitive with overall market practices and are in place to attract and retain the talent needed in the business.

Employment Agreements

We are party to employment agreements with each of Joseph A. Boshart and Emil Hensel, pursuant to which Mr. Boshart serves as our President and Chief Executive Officer and Mr. Hensel serves as our Chief Financial Officer. The initial term of each agreement expired on July 29, 2002. Upon expiration of such initial term, each agreement automatically renewed for a one-year term, and will continue to renew for successive one-year terms unless prior to the end of such renewal term either party has given at least 90 days’ prior written notice of its intention not to renew the agreement. Messrs. Boshart and Hensel currently receive annual base salaries of $484,000 and $330,750, respectively. These salaries are subject to increase upon annual review by the Compensation Committee of the Board of Directors, and each of Messrs. Boshart and Hensel is eligible to receive an annual bonus at the discretion of our Compensation Committee. Messrs. Boshart and Hensel are eligible to participate in all benefit plans and fringe benefit arrangements available to our senior executives. If either executive’s employment is terminated without cause, the executive will be entitled to the greater of (x) base salary, for the balance of the renewal term, certain other benefits provided in the agreement and bonus for the fiscal year in which termination occurs or (y) one year’s base salary in effect as of the date of termination. Each of Messrs. Boshart and Hensel is subject to a two-year post-termination noncompetition covenant. However, if either executive’s employment is terminated without cause, then the non-competition agreement will be effective only if we continue to pay the executive’s base salary, bonus and other benefits provided in the agreement for the term of the noncompetition covenant. We are permitted to terminate the noncompetition covenant, and related payments, upon 30 days’ prior written notice.

Severance/Change of Control Arrangements

In October, 2003, our Board of Directors adopted an Executive Severance Policy (the “Severance Policy”). Pursuant to the Severance Policy, each of the executive officers of the Company (other than Messrs. Boshart and Hensel, whose arrangements are included in their respective employment agreements) will be entitled to severance payments and benefits if within 60 days prior to, or within six months after, a Change of Control (as defined in the Severance Policy) of the Company, such employee is terminated without cause, has his or her responsibilities significantly reduced, has his or her base salary or benefits reduced, or is relocated more than 35 miles from his or her current location. Under the Severance Policy, in such an event, each executive officer of the Company would receive severance pay for a period of one year at a rate equal to the rate of such employee’s base salary in effect immediately prior to such Change of Control. In addition, during such period, the Company would continue to make group health, life or other similar insurance plans available to such executive officer and his or her dependents, and the Company will pay for, such group health, life and other similar insurance plans to the extent paid prior to the termination of employment. As of December 31, 2006, the annual base salary for Mr. Sims, Mr. Ward and Ms. Westfall was $210,000, $280,000 and $230,000, respectively.

Additional Executive Compensation Policies

10b5-1 plans. The Compensation Committee believes that executives should be able to plan for their own financial security, including diversifying their investment portfolio. Therefore, the Compensation Committee has approved using 10b5-1 plans to facilitate the planned exercise of options and the sale of shares. These plans facilitate sales of the executives’ shares through a broker without the executive’s direct involvement in such sales, subject to minimum price thresholds, such that such sales are not subject to the executive’s access to material non-public information. To date, only Emil Hensel, Jonathan Ward and Vickie Anenberg have implemented such a plan.

Perquisites

We limit the perquisites that we make available to our executive officers, particularly in light of recent developments with respect to corporate crime and abuse involving perquisites. Other than Mr. Sims’s $6,000 annual car allowance, our executives are entitled to no perquisites that are not otherwise available to all of our employees. In this regard, it should be noted that we do not provide pension arrangements, post-retirement health coverage, or similar benefits for our executives or employees.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)(a)		Total ($)
Joseph A. Boshart President and Chief Executive Officer	2006	440,000	100,000	—	—	—	—	6,600		546,600
Emil Hensel Chief Financial Officer	2006	315,000	75,000	—	—	—	—	6,600		396,600
Carol Westfall President of Cejka Search	2006	230,000	182,000	—	—	—	—	6,600		418,600
Anthony Sims President of ClinForce	2006	198,830	118,200	—	—	—	—	12,600	(b)	329,630
Jonathan W. Ward President of Cross Country Staffing	2006	243,550	61,000	—	—	—	—	6,600		311,150

———————

(a)

Amounts consist of employer matching contributions to our 401(k) plan.

(b)

Amount includes an auto allowance of $6,000.

OUTSTANDING EQUITY AWARDS AT 2006 YEAR-END

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Joseph A. Boshart	47,745 172,697 172,697 37,777 37,778 17,000 25,000	—	—	7.75 11.62 15.50 19.37 23.25 10.38 15.60	12/16/2009 12/16/2009 12/16/2009 12/16/2009 12/16/2009 4/1/2013 2/16/2015	—	—	—	—
Emil Hensel	16,874 123,052 138,157 30,222 30,223 15,000 23,000	—	—	7.75 11.62 15.50 19.37 23.25 10.38 15.60	12/16/2009 12/16/2009 12/16/2009 12/16/2009 12/16/2009 4/1/2013 2/16/2015	—	—	—	—
Carol Westfall	3,951 6,449 6,449 1,411 1,409 6,000 10,000	—	—	7.75 11.62 15.50 19.37 23.25 10.38 15.60	12116/2009 12/1612009 12/16/2009 12/16/2009 12/16/2009 4/1/2013 2/16/2015	—	—	—	—
Anthony Sims	13,496 25,404 25,404 5,557 5,557 6,000 15,000	—	—	12.38 18.57 24.76 30.95 37.13 10.38 15.60	4/1/2011 4/1/2011 4/1/2011 4/1/2011 4/1/2011 4/11/2013 2/16/2015	—	—	—	—
Jonathan W. Ward	26,821 53,133 56,133 12,279 12,278 12,000 20,000	—	—	7.75 11.62 15.50 19.37 23.25 10.38 15.60	12/16/2009 12/16/2009 12116/2009 12/16/2009 12/16/2009 4/1/2013 2/16/2015	—	—	—	—

OPTION EXERCISES AND STOCK VESTED IN 2006

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Joseph A. Boshart	8,000	109,600	—	—
Emil Hensel	57,627	758,066	—	—
Carol Westfall	2,100	27,006	—	—
Anthony Sims	—	—	—	—
Jonathan W. Ward	6,000	67,890	—	—

2006 DIRECTOR COMPENSATION TABLE

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)(1)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
W. Larry Cash	56,600	—	7,875	—	—	—	64,475
Joseph Trunfio	38,500	—	7,875	—	—	—	46,375
Joseph Swedish(2)	5,500	—	—	—	—	—	5,500

———————

(1)

The grant-date fair value of the option awards granted in 2006 to each of Messrs. Cash and Trunfio was $53,978.50. The aggregate shares underlying option awards that were outstanding as of December 31, 2006 were:  W. Larry Cash- 30,500 (of which 25,500 are exercisable within 60 of March 15, 2007), Joseph Trunfio- 28,500 (of which 23,500 are exercisable within 60 of March 15, 2007) and Joseph Swedish- 23,500 (all of which are exercisable within 60 days of March 15, 2007).

(2)

Mr. Swedish ceased being a director of the Company as of the Company’s 2006 Annual Meeting of Stockholder, when he did not stand for re-election.

Director Compensation and Other Arrangements

We do not pay cash compensation to our employee directors or directors affiliated with Charterhouse. Messrs. Cash and Trunfio each received cash compensation in the amount of $3,500 per “in-person” board meeting attended and $1,500 per telephonic board meeting attended in 2006. In addition, both Messrs. Cash and Trunfio each received an annual retainer of $5,000. Mr. Swedish received a pro rated retainer of $2,500. Mr. Cash received additional cash compensation of $15,000 during 2006 for serving as Audit Committee Chair. Messrs. Messrs. Cash and Trunfio also each received $1,500 per meeting of the Audit, Compensation and Nominating Committees attended.

In 2007 Messrs. Cash and Trunfio and Ms. Fitzgerald will each receive cash compensation in the amount of $2,000 per “in-person” board meeting attended and $1,000 per telephonic board meeting attended. In addition, Messrs. Cash and Trunfio and Ms. Fitzgerald will each receive an annual retainer of $20,000 (to be paid in equal quarterly installments). Mr. Cash will receive an additional annual cash compensation of $15,000 during 2007 for serving as Audit Committee Chair (to be paid in equal quarterly installments). Messrs. Cash and Trunfio and Ms. Fitzgerald will also each receive $1,500 per meeting of the Audit, Compensation and Nominating Committees attended.

All directors are also reimbursed for the expenses they incur in attending meetings of the Board or Board committees.

In accordance with the Company’s Amended and Restated 1999 Stock Option Plan, Messrs. Cash and Trunfio and Ms. Fitzgerald are each eligible to receive a grant of stock options of our Common Stock as of the first day of the month following our Annual Meeting. If the Company’s stockholders approve the Company’s 2007 Stock Incentive Plan (see Proposal III- “Approval of the Cross Country Healthcare, Inc. 2007 Stock Incentive Plan”), such stock option grants would no longer be made, and, it is currently anticipated that Messrs. Cash, Trunfio and Ms. Fitzgerald will each receive a grant of restricted shares of Common Stock as of the first day of the month following our Annual Meeting. It is currently anticipated that each such grant will consist of a number of shares of restricted Common Stock equal to $50,000, based on the closing price of the Company’s Common Stock on the date of grant.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

THE COMPENSATION COMMITTEE

W. Larry Cash
Thomas C. Dircks

RELATED PARTY TRANSACTIONS

On an ongoing basis, the Audit Committee reviews all “related party transactions” (those transactions that are required to be disclosed in this proxy statement by SEC Regulation S-K, Item 404 and under Nasdaq’s rules), if any, for potential conflicts of interest and all such transactions must be approved by the Audit Committee.

Our Director, W. Larry Cash, is the Executive Vice President and Chief Financial Officer of Community Health Systems. During our fiscal year ended December 31, 2006, we provided healthcare staffing services to Community Health Systems resulting in revenues to us of $1,600,828.

Our Director, Joseph Trunfio, is the Chief Executive Officer and President of Atlantic Health System. During our fiscal year ended December 31, 2006, we provided healthcare staffing services to Atlantic Health System resulting in revenues to us of $1,830,372.

Joseph Swedish, who served as a director through May 2006, is the Chief Executive Officer and President of Trinity Health. During our fiscal year ended December 31, 2006, we provided healthcare staffing services to Trinity Health resulting in revenues to us of $1,225,063.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors, including the Company’s internal controls, the quality of its financial reporting, and the independence and performance of the Company’s independent registered public accounting firm. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website at www.crosscountryhealthcare.com.

Management has the primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The Company’s independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with U.S. generally accepted accounting principles, and discusses with us any issues they believe should be raised with us.

The Audit Committee reviewed the Company’s unaudited financial statements for each calendar quarter of 2006 as well as the Company’s audited financial statements for the 2006 fiscal year and reviewed and discussed the financial statements with management and Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm. Management has represented to us that the financial statements were prepared in accordance with U.S. generally accepted accounting principles.

We have received from E&Y the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with E&Y their independence from the Company and its management. The Audit Committee also discussed with E&Y any matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

.

THE AUDIT COMMITTEE

W. Larry Cash
C. Taylor Cole Jr.
Joseph Trunfio

PROPOSAL II

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for Cross Country for the fiscal year ended December 31, 2006 was Ernst & Young LLP (“E&Y”). The Audit Committee has appointed E&Y, subject to ratification by the stockholders, to audit the financial statements of the Company for the fiscal year ending December 31, 2007. Although stockholder ratification of the Audit Committee’s appointment of E&Y is not required, the Board of Directors considers it desirable for the stockholders to pass upon the selection of the independent registered public accounting firm. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. In arriving at its appointment, the Audit Committee reviewed the performance of E&Y in prior years, as well as the firm’s reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with E&Y in these respects. E&Y’s fees for services rendered during the fiscal years ended December 31, 2005 and December 31, 2006 were:

	2006	2005

Audit Fees	$1,344,740	$1,277,764
Audit-Related Fees	—	—
Tax Fees	116,348	157,727
All Other Fees	1,950	2,280
Total	$1,463,038	$1,437,771

Audit Fees consist of the fees billed for professional services rendered for the Company’s annual financial statements and review of the financial statements included in the Company’s Form 10-Q and services that are provided in connection with statutory and regulatory filings or engagements. Audit Fees for 2005 and 2006 included three quarterly reviews for each year. This category also includes: fees for comfort letters, consents, assistance with and review of documents filed with the SEC, Section 404 attest services, work done by tax professionals in connection with the audit or quarterly review, and accounting consultations billed as audit services, as well as other accounting and financial reporting consultation and research work necessary to comply with generally accepted auditing standards.

Audit-Related Fees consist of the fees for assurance and related services that are reasonably related to the performance of the audit and review of the Company’s financial statements and are not reported under Audit Fees.

Tax Fees consist of services rendered for tax compliance, advice and planning. Tax Fees include fees for tax return preparation.

All Other Fees consist of fees for products and services other than the services reported above.

All of the fees described above were approved by the Audit Committee in advance. None of the hours expended by E&Y on the audit of the Company’s financial statements in 2006 and 2005 were performed by persons other than E&Y’s full time, permanent employees. E&Y has audited the Company’s financial statements since the year of its establishment in 1999.

The Audit Committee has considered, and is satisfied that, the provision of the services provided by E&Y represented under the headings “Audit-Related Fees,” “Tax Fees” and “All Other Fees” is compatible with maintaining the principal accountants’ independence.

The Audit Committee deems the ratification of the selection of E&Y as the independent registered public accounting firm of the Company to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal II.

The affirmative vote of holders of a majority of shares represented at the Annual Meeting, in person or by proxy and entitled to vote is required for the ratification of the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Representatives of E&Y are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions asked by stockholders.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of the Independent Registered Public Accounting Firm

It is the Company’s policy that the Audit Committee pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit related services, tax services and other services. The Audit Committee will consider annually and, if appropriate, approve the scope of the audit services to be performed during the fiscal year. The Chairman of the Audit Committee has been vested with the authority to approve or pre-approve services to be provided by the independent auditors when expedition of services is necessary, provided that the Chairman reports any approval or pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee is prohibited from delegating its responsibility to pre-approve services of the independent auditor to management. None of the services of the independent auditors were approved by the Audit Committee pursuant to a waiver of the Commission’s rules regarding pre-approval.

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference this proxy statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, references to the Audit Committee Charter and reference to the independence of the Audit Committee members are not deemed filed with the Securities and Exchange Commission, are not deemed soliciting material and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates such information by reference into a previous or future filing, or specifically requests that such information be treated as soliciting material, in each case under those statutes.

PROPOSAL III

APPROVAL OF THE
CROSS COUNTRY HEALTHCARE, INC. 2007 STOCK INCENTIVE PLAN

The Board of Directors has approved the Cross Country Healthcare, Inc. 2007 Stock Incentive Plan (the “Plan”) in order to enhance the profitability and value of the Company for the benefit of its stockholders by enabling us to offer eligible employees, consultants and non-employee directors stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Board of Director’s adoption of the Plan is subject to the approval of the Company’s stockholders, including the material terms of the performance goals under the Plan.

The affirmative vote of the holders of at least a majority of the outstanding shares of our Common Stock present or represented by proxy and entitled to vote at the annual meeting is required to approve the Plan. The Board of Directors recommends that the stockholders vote “for” the approval of the Plan.

The following description of the Plan is a summary and is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this proxy statement.

Administration. The Plan is administered by a committee, which is intended to consist of two or more non-employee directors, each of whom will be, to the extent required, a non-employee director as defined in Rule 16b-3 of the Exchange Act, an outside director as defined under Section 162(m) of the Internal Revenue Code and an independent director as defined under NASD Rule 4200(a)(15) (the “Committee”); provided that with respect to the application of the Plan to non-employee directors, the Plan will be administered by the Board of Directors (and references to the Committee include the Board of Directors for this purpose). Currently, the Compensation Committee serves as the Committee under the Plan.

The Committee has full authority to administer and interpret the Plan, to grant discretionary awards under the Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine, in accordance with the terms of the Plan, the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The terms and conditions of individual awards will be set forth in written agreements that are consistent with the terms of the Plan. Awards under the Plan may not be made on or after the tenth anniversary of the Plan’s adoption by the Board of Directors, except that awards (other than stock options or stock appreciation rights) that are intended to be “performance-based” under Section 162(m) of the Code will not be made after the fifth anniversary of the Plan’s approval by the Company’s stockholders unless the performance goals are re-approved by the stockholders.

Eligibility and Types of Awards. All of our employees, consultants and non-employee directors are eligible to be granted nonqualified stock options, stock appreciation rights, performance shares, restricted stock and other stock-based awards. In addition, our employees and employees of our affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Internal Revenue Code) are eligible to be granted incentive stock options under the Plan. Unless otherwise determined by the Committee at grant, awards granted under the Plan are subject to termination or forfeiture if the recipient engages in Detrimental Activity (as defined in the Plan) prior to, or during the one year period after any vesting or exercise of the award.

Available Shares. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted may not exceed 1,500,000 shares, which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company; provided, however, that 1,200,000 shares of this aggregate limit may be used for awards that are not “appreciation awards” (including restricted stock, performance shares or certain other stock-based awards). In general, if awards under the Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Plan. If the Company’s stockholders approve the Plan, no additional options will be granted under our Amended and Restated 1999 Stock Option Plan and Amended and Restated Equity Participation Plan.

The maximum number of shares of Common Stock with respect to which any stock option, stock appreciation right or shares of restricted stock that are subject to the attainment of specified performance goals and intended to satisfy Section 162(m) of the Internal Revenue Code and may be granted under the Plan during any fiscal year to any eligible employee or consultant will be 250,000 shares (per type of award). The total number of shares of Common Stock with respect to all awards that may be granted under the Plan during any fiscal year to any eligible employee or consultant will be 500,000 shares. There are no annual limits on the number of shares of Common Stock with respect to an award of restricted stock that are not subject to the attainment of specified performance goals to eligible employees or consultants. The maximum number of shares of Common Stock with respect to any award of performance shares to an eligible employee or consultant during any fiscal year is 250,000 shares. The maximum number of shares of Common Stock with respect to which any stock option (other than incentive stock options), stock appreciation right, performance share or other stock-based award that may be granted under the Plan during any fiscal year to any non-employee director will be 100,000 shares (per type of award). The total number of shares of Common Stock with respect to all awards that may be granted under the Plan during any fiscal year to any non-employee director will be 250,000 shares.

The Committee will adjust the above individual maximum share limitations, the aggregate number of shares of Common Stock available for the grant of awards and the exercise price of an award to reflect certain changes in our capital structure or business by reason of certain corporate transactions or events.

Awards Under the Plan. The following types of awards are available under the Plan:

Stock Options. The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed 10 years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as a may be acceptable to the Committee.

Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) either with a stock option which may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SARs”). A SAR is a right to receive a payment in Common Stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock. The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Committee may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Section 162(m) of the Internal Revenue Code requires that performance awards be based upon objective performance measures. The performance goals for performance-based restricted stock will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, included in Appendix A hereto and discussed in general below.

Performance Shares. The Committee may award performance shares. A performance share is the equivalent of one share of Common Stock. The recipient of a grant of performance shares will specify one or more performance criteria to meet within a specified period determined by the Committee at the time of grant. The performance goals for performance shares will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, included in Appendix A hereto and discussed in general below. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof.

Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units) under the Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Committee shall determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Internal Revenue Code and/or a minimum vesting period. The performance goals for performance-based other stock-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, included in Appendix A hereto and discussed in general below.

Performance Goals. The Committee may grant awards of restricted stock, performance shares, and other stock-based awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code. These awards may be granted, vest and be paid based on attainment of specified performance goals established by the Committee. These performance goals will be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following criteria selected by the Committee:

•

earnings per share, earnings before interest and taxes or earnings before interest, tax, depreciation and amortization;

•

gross profit or gross profit return on investment;

•

gross margin or gross margin return on investment;

•

operating profit margin; operating income, net income, cash flow or economic value added;

•

revenue growth;

•

working capital;

•

specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;

•

return on equity, assets or capital;

•

return on invested capital;

•

net revenues;

•

gross revenues;

•

total shareholder return;

•

fair market value of the shares of the Common Stock;

•

market share and/or market segment share;

•

the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; or

•

reduction in expenses.

To the extent permitted by law, the Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including:

•

restructurings, discontinued operations, extraordinary items or events and other unusual or non-recurring charges;

•

an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

•

a change in tax law or accounting standards required by generally accepted accounting principles.

Performance goals may also be based on individual participant performance goals, as determined by the Committee, in its sole discretion.

In addition, all performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Change in Control. Unless otherwise determined by the Committee at the time of grant or in a written employment agreement, awards subject to vesting and/or restrictions will accelerate and vest, or restrictions will lapse, upon a change in control (as defined in the Plan) of the Company. In addition, such awards will be, in the discretion of the Committee, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by the Company for an amount equal to the excess of the price of the Company’s Common Stock paid in a change in control over the exercise price of the award(s) (or cancelled and extinguished pursuant to the terms of a merger or other purchase agreement), or (iii) cancelled if the price of the Company’s Common Stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

Amendment and Termination. Notwithstanding any other provision of the Plan, the Board of Directors may at any time amend any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant and, provided further that the approval of our stockholders will be obtained to the extend required by Delaware law, Sections 162(m) and 422 of the Internal Revenue Code, The Nasdaq Stock Market or the rules of such other applicable stock exchange, as specified in the Plan.

Miscellaneous. Awards granted under the Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences. The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options. In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell the Common Stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

If the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or such recipient disposes of the Common Stock acquired upon exercise of the incentive stock option within either of the above mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the exercise price, and (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Section 162(m) and 280G of the Internal Revenue Code (as described below), we generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options. A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. Subject to the limitations under Section 162(m) and 280G of the Internal Revenue Code (as described below), we will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

All Options. With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Internal Revenue Code regarding the $1,000,000 limitation on deductible compensation), and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Internal Revenue Code, which excess amounts may be subject to excise taxes and may be nondeductible by the Company.

In general, Section 162(m) of the Internal Revenue Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other executive officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to options.

The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code.

Future Plan Awards. No equity-based awards have been approved at this time to any employee, officer, non-employee director or consultant pursuant to the Plan. It is currently anticipated that Messrs. Cash, Trunfio and Ms. Fitzgerald will each receive a grant of restricted shares of Common Stock pursuant to the Plan as of the first day of the month following our Annual Meeting. It is currently anticipated that each such grant will consist of a number of shares of restricted Common Stock equal to $50,000, based on the closing price of the Company’s Common Stock on the date of grant.

We anticipate that other equity-based awards may be granted to the named individuals as well as to other employees, officers, non-employee directors and consultants under the Plan. However, the amount of shares of Common Stock that may be granted to the named individuals will be based upon various prospective factors, including, the nature of services to be rendered by our employees, officers, non-employee directors and consultants, and their potential contributions to our success. Accordingly, actual awards cannot be determined at this time.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PLAN.

DEADLINES FOR SUBMISSION OF
PROXY PROPOSALS AND OTHER BUSINESS

Stockholder proposals intended to be included in the Proxy Statement and form of proxy for the Annual Meeting of Stockholders to be held in 2008, in addition to meeting certain eligibility requirements established by the Commission, must be in writing and received by the General Counsel at the Company’s principal executive offices on or prior to December 31, 2007. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. Notice of any stockholder proposal must include various matters as prescribed by the SEC, including a clear and concise description of the proposal, and the reasons for proposing it. The proxy solicited by the Board of Directors for the 2008 Annual Meeting of Stockholders will confer discretionary authority to vote as the proxy holders deem advisable on such stockholder proposals which are considered untimely.

ANNUAL REPORT

The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on March 15, 2007 and is available free of charge through our Internet website, www.crosscountryhealthcare.com. Stockholders may obtain a printed copy of the Form 10-K by writing to the Investor Relations department of the Company at 6551 Park of Commerce Blvd. N.W., Boca Raton, Florida, 33487. In response to such request, the Company will furnish without charge the Form 10-K including financial statements, financial schedules and a list of exhibits. A copy of the Annual Report of the Company for the year ended December 31, 2006, which includes the Form 10-K, is being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

By Order of the Board of Directors,

Stephen W. Rubin
Secretary

April 10, 2007

APPENDIX A

CROSS COUNTRY HEALTHCARE, INC.

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2007 STOCK INCENTIVE PLAN

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Adopted as of April 5, 2007

CROSS COUNTRY HEALTHCARE, INC.

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2007 STOCK INCENTIVE PLAN

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ARTICLE I

PURPOSE

The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1

“Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets. The occurrence of an Acquisition Event shall be determined by the Committee in its sole discretion.

2.2

“Affiliate” means each of the following:  (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and that is designated as an “Affiliate” by resolution of the Committee; provided, however, that if the Common Stock subject to any Award does not constitute “service recipient stock” for purposes of Section 409A of the Code, the Company intends that such Award shall be designed to comply with Section 409A of the Code.

2.3

“Appreciation Award” means any Award under the Plan of any Stock Option, cash-settled Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.4

“Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share or Other Stock-Based Award. All Awards shall be evidenced by, and subject to the terms of, a written agreement executed by the Company and the Participant. Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

2.5

“Board” means the Board of Directors of the Company.

2.6

“Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act that could cause significant economic injury to the Company; (iii) a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate as determined by the Committee in its sole discretion; or (iv) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7

“Change in Control” has the meaning set forth in Section 12.2.

2.8

“Change in Control Price” has the meaning set forth in Section 12.1.

2.9

“Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10

“Committee” means:  (a) with respect to the application of the Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” as defined under NASD Rule 4200(a)(15) or such other applicable stock exchange rule; and (b) with respect to the application of the Plan to Non-Employee Directors, the Board. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.11

“Common Stock” means the Common Stock, $0.0001 par value per share, of the Company.

2.12

“Company” means Cross Country Healthcare, Inc., a Delaware corporation, and its successors by operation of law.

2.13

“Consultant” means any Person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.14

“Detrimental Activity” means:

(a)

disclosing, divulging, furnishing or making available to anyone at any time, except as necessary in the furtherance of Participant’s responsibilities to the Company or any of its Affiliates, either during or subsequent to Participant’s service relationship with the Company or its Affiliates, any knowledge or information with respect to confidential or proprietary information, methods, processes, plans or materials of the Company or any of its Affiliates, or with respect to any other confidential or proprietary aspects of the business of the Company or any of its Affiliate, acquired by the Participant at any time prior to the Participant’s Termination;

(b)

any activity while employed or performing services that results, or if known could reasonably be expected to result, in the Participant’s Termination that is classified by the Company as a termination for Cause;

(c)

(i) directly or indirectly soliciting, enticing or inducing any employee of the Company or of any of its Affiliates to be employed by an person, firm or corporation that is, directly or indirectly, in competition with the business or activities of the Company or any of its Affiliates; (ii) directly or indirectly approaching any such employee for these purposes; (iii) authorizing or knowingly approving the taking of such actions by other persons on behalf of any such person, firm or corporation, or assisting any such person, firm or corporation in taking such action; (iv) directly or indirectly soliciting, raiding, enticing or inducing any person, firm or corporation (other than the U.S. Government or its agencies) who or which is, or at any time from and after the date of grant of the Award was, a customer of the Company or of any of its Affiliates to become a customer for the same or similar products or services that it purchased from the Company or any of its

Affiliates, or any other person, firm or corporation, or approaching any such customer for such purpose or authorize or knowingly approving the taking of such actions by any other person; or

(d)

a material breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation or confidentiality agreement). Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the Participant’s Termination.

For purposes of subsections (a), (c) and (d) above, the Chief Executive Officer of the Company has the authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

2.15

“Disability” means a disability which would qualify as such under the Company’s long-term disability plan. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.16

“Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship that could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.17

“Effective Date” means the effective date of the Plan as defined in Article XVI.

2.18

“Eligible Employee” means each employee of the Company or an Affiliate.

2.19

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.20

“Exercisable Awards” has the meaning set forth in Section 4.2(d).

2.21

“Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded; or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. For purposes of the grant of any Award, the applicable date shall be the trading day on which the Award is granted, or if such grant date is not a trading day, the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Company or, if not a day on which the applicable market is open, the next day that it is open.

2.22

“Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.23

“Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries or its Parent (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.24

“Limited Stock Appreciation Right” has the meaning set forth in Section 7.5.

2.25

“Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

2.26

“Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.27

“Non-Tandem Stock Appreciation Rights” has the meaning set forth in Section 7.3.

2.28

“Other Extraordinary Event” has the meaning set forth in Section 4.2(b).

2.29

“Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

2.30

“Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.31

“Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

2.32

“Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

2.33

“Performance Share” means an Award made pursuant to Article IX of the Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.34

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.35

“Plan” means this Cross Country Healthcare, Inc. 2007 Stock Incentive Plan, as amended from time to time.

2.36

“Reference Stock Option” has the meaning set forth in Section 7.1.

2.37

“Restricted Stock” means a share of Common Stock issued under the Plan that is subject to restrictions under Article VIII.

2.38

“Restriction Period” has the meaning set forth in Section 8.3(a).

2.39

“Retirement” means a voluntary Termination of Employment or Termination of Consultancy at or after age 65 or such earlier date after age 50 as may be approved by the Committee, in its sole discretion, at the time of grant, or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, except that Retirement shall not include any Termination with or without Cause. With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, before age 65 but after age 50.

2.40

“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.41

“Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

2.42

“Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.43

“Section 4.2 Event” has the meaning set forth in Section 4.2(b).

2.44

“Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.45

“Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for a number of shares of Common Stock and/or cash (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive a number of shares of Common Stock and/or cash (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.46

“Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

2.47

“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.48

“Tandem Stock Appreciation Rights” has the meaning set forth in Section 7.1.

2.49

“Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.50

“Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.51

“Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.52

“Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.53

“Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.54

“Transfer” means anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer and “Transferred” has a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1

The Committee. The Plan shall be administered and interpreted by the Committee.

3.2

Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares; and (v) Other Stock-Based Awards. In particular, the Committee shall have the authority:

(a)

to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b)

to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)

to determine, in accordance with the terms of the Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)

to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

(f)

to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);

(g)

to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant in any case, subject to, and in accordance with, Section 409A of the Code;

(h)

to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(i)

to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to an Award for a period of time as determined by the Committee, in its sole discretion, following the date of such Award; and

(j)

generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

3.3

Guidelines. Subject to Article XIII, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. The Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4

Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5

Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be as fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6

Designation of Consultants/Liability.

(a)

The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)

The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to subsection (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

3.7

Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.

ARTICLE IV

SHARE LIMITATION

4.1

Shares.

(a)

General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 1,500,00 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both; provided, however, that only 1,200,000 shares of the 1,500,000 shares of Common Stock available hereunder may be issued or used for Awards that are not Appreciation Awards. If any Award granted under the Plan expires, terminates, is canceled or is forfeited for any reason, the number of shares of Common Stock underlying any such Award shall again be available for the purpose of Awards under the Plan, as provided in this Section 4.1(a). If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock that may be issued under the Plan. Notwithstanding anything herein to the contrary, other than with respect to Incentive Stock Options, any share of Common Stock subject to an award that again becomes available for grant pursuant to this Section 4.1(a) shall be added back to the maximum aggregate limit.

(b)

Individual Participant Limitations.

(i)

The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii), which may be granted under the Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 250,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 500,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii)

The maximum number of shares of Common Stock subject to any Award of Stock Options (other than Incentive Stock Options), Stock Appreciation Rights, Performance Shares or Other Stock-Based Awards that may be granted under the Plan during any fiscal year of the Company to each Non-Employee Director shall be 100,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 250,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Non-Employee Director’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(iii)

There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii).

(iv)

The maximum number of shares of Common Stock subject to any Award of Performance Shares that may be granted under the Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 250,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. Each Performance Share shall be referenced to one share of Common Stock and shall be charged against the available shares under the Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 9.1.

(v)

The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.2

Changes.

(a)

The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, (vi) any Section 4.2 Event, (vii) any Other Extraordinary Event, or (viii) any other corporate act or proceeding.

(b)

Subject to the provisions of Section 4.2(d), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan, (iii) the purchase price thereof, and/or (iv) the individual Participant limitations set forth in Section 4.1(b) (other than those based on cash limitations) shall be appropriately adjusted. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), including, without limitation, by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all the Company’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. In connection with any Section 4.2 Event, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor. Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

(c)

Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or Section 4.2(b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d)

In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or Stock Appreciation Rights or any Other Stock Based Award that provides for a Participant elected exercise (“Exercisable Awards”) effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise his or her Exercisable Awards that are then outstanding to the extent vested as of the date on which such notice of termination is delivered (or, at the discretion of the Committee, without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void. If the Acquisition Event does take place after giving such notice, an Exercisable Award not exercised prior to the date of the consummation of the Acquisition Event shall be forfeited simultaneously with the consummation of the Acquisition Event. For the avoidance of doubt, in the event of an Acquisition Event, the Committee may, in its sole discretion, terminate any Exercisable Award for which the exercise price is equal to or exceeds the Fair Market Value without payment of consideration therefor.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Exercisable Awards pursuant to this Section 4.2(d), then the applicable provisions of Section 4.2(b) and Article XII shall apply.

4.3

Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY AND GENERAL REQUIREMENTS FOR AWARDS

5.1

General Eligibility. All Eligible Employees, Consultants, Non-Employee Directors and prospective employees and consultants are eligible to be granted Awards, subject to the terms and conditions of the Plan. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.2

Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.3

General Requirement. The vesting and exercise of Awards granted to a prospective employee or consultant is conditioned upon such individual actually becoming an Eligible Employee or Consultant.

ARTICLE VI

STOCK OPTIONS

6.1

Options. Each Stock Option granted under the Plan shall be one of two types: (a) an Incentive Stock Option; or (b) a Non-Qualified Stock Option.

6.2

Grants. The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

6.3

Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

(a)

Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)

Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c)

Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods or upon attainment of certain financial results), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Option agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)

Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock which, solely to the extent necessary to avoid adverse accounting consequences for the Company, have been owned by the Participant for a period of at least six months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)

Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award agreement.

(f)

Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(g)

Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(h)

Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1

Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2

Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)

Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)

Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)

Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).

(d)

Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(e)

Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

(f)

Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g)

Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of the Plan.

7.3

Non-Tandem Stock Appreciation Rights. Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan (“Non-Tandem Stock Appreciation Rights”).

7.4

Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)

Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)

Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(c)

Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Award agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Stock Appreciation Right is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)

Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e)

Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

(f)

Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5

Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a limited stock appreciation right (a

“Limited Stock Appreciation Right”). Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII

RESTRICTED STOCK

8.1

Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock that had vested in the period referred to above.

8.2

Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)

Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)

Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c)

Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Cross Country Healthcare, Inc. (the “Company”) 2007 Stock Incentive Plan (as the same may be amended or supplemented from time to time, the “Plan”) and an agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and agreement are on file at the principal office of the Company.”

(d)

Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3

Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(a)

(i)

Restriction Period. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in a Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(ii)

Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(b)

Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c)

Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX

PERFORMANCE SHARES

9.1

Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after the later of the date of any vesting of Performance Shares or the date of the Participant’s Termination, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Shares that had vested in the period referred to above.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of objective performance goals established pursuant to Section 9.2(c) below.

9.2

Terms and Conditions. Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)

Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

(b)

Non-Transferability. Subject to the applicable provisions of the Award agreement and the Plan, Performance Shares may not be Transferred during the Performance Period.

(c)

Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(d)

Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

(e)

Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f)

Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

ARTICLE X

OTHER STOCK-BASED AWARDS

10.1

Other Awards. The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under the Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Unless otherwise determined by the Committee at grant, each Other Stock-Based Award shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after the later of the date the Other Stock-Based Award is exercised (if applicable) or becomes vested, the Committee may direct (at any time within one year thereafter) that any unvested portion of such Award shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any such Award that had vested in the period referred to above.

Subject to the provisions of the Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Awards based on a performance period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

10.2

Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a)

Non-Transferability. Subject to the applicable provisions of the Award agreement and the Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)

Dividends. Unless otherwise determined by the Committee at the time of grant, subject to the provisions of the Award agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

(c)

Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)

Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

(e)

Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

ARTICLE XI

TERMINATION

11.1

Termination. The following rules apply with regard to the Termination of a Participant.

(a)

Rules Applicable to Stock Option and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):

(i)

Termination by Reason of Death, Disability or Retirement. If a Participant’s Termination is by reason of death, Disability or the Participant’s Retirement, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(ii)

Involuntary Termination Without Cause. If a Participant’s Termination is by involuntary termination without Cause, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days (or, solely for Non-Employee Directors, one year) from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(iii)

Voluntary Termination. If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 11.2(a)(iv)(2) below, or a Retirement), all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days (or, solely for Non-Employee Directors, one year) from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options or Stock Appreciation Rights.

(iv)

Termination for Cause. If a Participant’s Termination: (1) is for Cause or (2) is a voluntary Termination (as provided in subsection (iii) above) or a Retirement after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(v)

Unvested Stock Options and Stock Appreciation Rights. Stock Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(b)

Rules Applicable to Restricted Stock, Performance Shares and Other Stock-Based Awards. Unless otherwise determined by the Committee at grant or thereafter, upon a Participant’s Termination for any reason:  (i) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited; and (ii) any unvested Performance Shares or Other Stock-Based Awards shall be forfeited.

ARTICLE XII

CHANGE IN CONTROL PROVISIONS

12.1

Benefits. In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award agreement or in a written employment agreement between the Company and a Participant, a Participant’s unvested Award shall vest in full and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(a)

Awards, whether or not then vested by their terms or pursuant to the preceding sentence, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d), as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control (other than with respect to vesting pursuant to the foregoing provisions of this Section 12.1) and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same or other appropriate distribution as other Common Stock on such terms as determined by the Committee in it sole discretion; provided, however, that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

(b)

The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate (or the cancellation and extinguishment thereof pursuant to the terms of a merger or other purchase agreement entered into by the Company) for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 12.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c)

The Committee may, in its sole discretion, provide for the cancellation of any particular Award or Awards without payment, if the Change in Control Price is less than the Fair Market Value of such Award(s) on the date of grant.

(d)

Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at the time of grant or at any time thereafter.

12.2

Change in Control. A “Change in Control” shall be deemed to have occurred:

(a)

upon any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(b)

during any period of 2 consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)

a merger or consolidation of the Company or a Subsidiary with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 35% of the combined voting power of the voting securities of the Company or such surviving entity or such surviving entity’s parent outstanding immediately after such merger or consolidation; or

(d)

upon the approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

ARTICLE XIII

TERMINATION OR AMENDMENT OF PLAN

13.1

Termination or Amendment. Notwithstanding any other provision of the Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XV), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, pursuant to the requirements of NASD Rule 4350(i)(1)(A) or such other applicable stock exchange rule, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made that would:

(a)

increase the aggregate number of shares of Common Stock that may be issued under the Plan pursuant to Section 4.1 (except by operation of Section 4.2);

(b)

increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);

(c)

change the classification of Eligible Employees or Consultants eligible to receive Awards under the Plan;

(d)

decrease the minimum option price of any Stock Option or Stock Appreciation Right;

(e)

extend the maximum option period under Section 6.3;

(f)

alter the Performance Goals for the Award of Restricted Stock, Performance Shares or Other Stock-Based Awards subject to satisfaction of Performance Goals as set forth in Exhibit A;

(g)

award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.3(g); or

(h)

require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under NASD Rule 4350(i)(1)(A), or the rules of any other exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall adversely impair the rights of any holder without the holder’s consent. Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award granted hereunder at any time without a Participant’s consent to comply with Section 409A of the Code or any other applicable law.

ARTICLE XIV

UNFUNDED PLAN

14.1

Unfunded Status of Plan. The Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XV

GENERAL PROVISIONS

15.1

Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award granted under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law-related representations as the Committee shall request. In addition to any legend required by the Plan, the certificates and/or book entry accounts for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates and/or book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15.2

Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.3

No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

15.4

Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the advanced consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

15.5

No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

15.6

Listing and Other Conditions.

(a)

Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)

If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful and will not result in the imposition of excise taxes on the Company.

(c)

Upon termination of any period of suspension under this Section 15.6, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)

A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

15.7

Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

15.8

Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

15.9

Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

15.10

Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

15.11

No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

15.12

Death/Disability. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

15.13

Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

15.14

Section 409A of the Code. To the extent applicable, the Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

15.15

Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

15.16

Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

15.17

Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

15.18

Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XVI

EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board or such later date as provided in the adopting resolution, subject to the approval of the Plan by the stockholders of the Company within 12 months before or after adoption of the Plan by the Board in accordance with the requirements of the laws of the State of Delaware.

ARTICLE XVII

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted by the Board and the date of stockholder approval, but Awards granted prior to such tenth anniversary may, and the Committee’s authority to administer the terms of such Awards shall, extend beyond that date; provided, however, that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

ARTICLE XVIII

NAME OF PLAN

The Plan shall be known as the “Cross Country Healthcare, Inc. 2007 Stock Incentive Plan.”

EXHIBIT A

PERFORMANCE GOALS

To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of the grant or vesting of Awards of Restricted Stock, Other Stock-Based Awards and/or Performance Shares, each intended to be “performance-based” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals (“Performance Goals”):

(a)

earnings per share;

(b)

operating income;

(c)

operating profit margin;

(d)

net income;

(e)

cash flow;

(f)

gross profit;

(g)

gross profit return on investment;

(h)

gross margin return on investment;

(i)

gross margin;

(j)

working capital;

(k)

earnings before interest and taxes;

(l)

earnings before interest, tax, depreciation and amortization;

(m)

return on equity;

(n)

return on assets;

(o)

return on capital;

(p)

return on invested capital;

(q)

net revenues;

(r)

gross revenues;

(s)

revenue growth;

(t)

total shareholder return;

(u)

economic value added;

(v)

specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

(w)

the fair market value of the shares of the Company’s Common Stock;

(x)

the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; or

(y)

reduction in expenses.

To the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:

(i)

restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(ii)

an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(iii)

a change in tax law or accounting standards required by generally accepted accounting principles.

Performance goals may also be based upon individual Participant performance goals, as determined by the Committee, in its sole discretion.

In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(a)

designate additional business criteria on which the performance goals may be based; or

(b)

adjust, modify or amend the aforementioned business criteria.

PROXY

CROSS COUNTRY HEALTHCARE, INC.

6551 Park of Commerce Boulevard, NW

Boca Raton, Florida 33487

This Proxy is solicited on behalf of the Board of Directors

The undersigned, having duly received the Notice of Annual Meeting of Stockholders and the Proxy Statement, dated April 10, 2007, hereby appoints Joseph A. Boshart and Thomas C. Dircks as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Common Stock of Cross Country Healthcare, Inc. held of record by the undersigned on March 15, 2007, at the Annual Meeting of Stockholders to be held at 9:00 a.m. Eastern Time on Thursday, May 10, 2007 at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036-8299 and at any adjournments or postponements thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.

CROSS COUNTRY HEALTHCARE, INC.’S BOARD OF DIRECTORS RECOMMENDS

A VOTE ‘‘FOR’’ THE FOLLOWING PROPOSALS

1.   PROPOSAL TO ELECT SEVEN DIRECTORS

FOR all nominees listed below

WITHHOLD AUTHORITY

TERMS EXPIRING AT THE 2008

(except as marked to the contrary) ☐

to vote for all nominees listed below ☐

ANNUAL MEETING.

Joseph A. Boshart, Emil Hensel, W. Larry Cash, C. Taylor Cole, Thomas C. Dircks, Gale Fitzgerald and Joseph Trunfio

INSTRUCTION: To withhold authority to vote for any individual, write that nominee’s name on the space provided below.

_____________________________________________________________________________________________________

2.   PROPOSAL TO APPROVE AND RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

☐  FOR                                                 ☐  AGAINST                                                 ☐  ABSTAIN

3.   PROPOSAL TO APPROVE THE CROSS COUNTRY HEALTHCARE, INC. 2007 STOCK INCENTIVE PLAN.

☐  FOR                                                 ☐  AGAINST                                                 ☐  ABSTAIN

4.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(See reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND ‘‘FOR’’ PROPOSALS 2 AND 3.

Dated: _______________________________________________________________________, 2007

Signature

Signature

Please sign exactly as names appear on this Proxy. Where shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Links

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 10, 2007

PROXY STATEMENT

GENERAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

PROPOSAL I  ELECTION OF DIRECTORS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

EXECUTIVE OFFICERS

COMPENSATION DISCUSSION AND ANALYSIS

SUMMARY COMPENSATION TABLE

OUTSTANDING EQUITY AWARDS AT 2006 YEAR-END

OPTION EXERCISES AND STOCK VESTED IN 2006

2006 DIRECTOR COMPENSATION TABLE

COMPENSATION COMMITTEE REPORT

RELATED PARTY TRANSACTIONS

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

PROPOSAL II  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL III  APPROVAL OF THE CROSS COUNTRY HEALTHCARE, INC. 2007 STOCK INCENTIVE PLAN

DEADLINES FOR SUBMISSION OF PROXY PROPOSALS AND OTHER BUSINESS

ANNUAL REPORT

APPENDIX A